Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017
(212) 312-3000
(800) 352-0001

FINANCIAL GUARANTY INSURANCE POLICY

Form 9133

                                                                       Policy Number:    07030046
                                                                       Control Number:  0010001

Issuing Entity:  GMACM Home Equity Loan Trust 2007-HE2

Insured Obligations:
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$1,240,884,000 in aggregate principal amount of GMACM Home Equity Loan-Backed Term Notes,
Series 2007-HE2, Class A-1, Class A-2, Class A-3, Class A-4, Class A5 and Class A-6 Notes
(collectively, the "Notes")
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Indenture Trustee:  The Bank of New York Trust Company, N.A.

Financial Guaranty Insurance Company ("Financial Guaranty"), a New York stock insurance company, in consideration of the right of Financial Guaranty to receive monthly premiums pursuant to the Indenture (as defined below) and the Insurance Agreement referred to therein, and subject to the terms of this Financial Guaranty Insurance Policy
(this "Policy"), hereby unconditionally and irrevocably agrees to pay each Insured Payment (as defined below) to the Indenture Trustee named above or its successor, as indenture trustee for the Holders of the Notes, except as otherwise provided herein with respect to Preference Amounts.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Annex A attached to the Indenture as in effect and executed on the date hereof, without giving effect to any subsequent amendment or modification to the Indenture unless such amendment or modification has been approved in writing by Financial Guaranty.

The following terms used herein shall have the meanings assigned to them below:

The term "Deficiency Amount" means, with respect to any Payment Date and the Notes, an amount, if any, equal to the sum of:

         (1)       the amount by which the aggregate amount of accrued interest on the Notes (excluding any
                   Relief Act Shortfalls and any prepayment interest shortfalls for that Payment Date) at the respective Note Rates on that Payment Date exceeds the amount on deposit in the Note Payment
                   Account available for interest distributions on the Notes on that Payment Date; and

         (2)       (i) with respect to any Payment Date that is not the Final Payment Date and for which the
                   Overcollateralization Amount on such payment date is zero (after giving effect to any principal payments on the Notes on such Payment Date), the principal portion of any
                   Liquidation Loss Amount for that Payment Date, to the extent not distributed to the Holders of the Notes on such Payment Date; or

                   (ii) on the Final Payment Date, the aggregate outstanding Note Balance of the Notes after giving effect to all other payments of principal on the Notes on the Final Payment Date from all sources other than the Policy.

The term "Final Payment Date" for each Class of the Notes means the Payment Date occurring in December 2037.

The term "Insured Payment" means with respect to (a) any Payment Date (1) any Deficiency Amount and (2) any
Preference Amount and (b) any other date, any Preference Amount.

Financial Guaranty will pay a Deficiency Amount with respect to the Notes by 12:00 noon (New York City time) in immediately available funds to the Indenture Trustee on the later of (i) the second Business Day following receipt in New York, New York on a Business Day by Financial Guaranty of a Notice from the Indenture Trustee specifying the Deficiency Amount which is due in respect of the Notes, and (ii) the Payment Date on which the related Deficiency Amount is payable to the Holders of the Notes pursuant to the Indenture, for disbursement to the Holders of the Notes in the same manner as other payments with respect to the Notes are required to be made.
Any Notice received by Financial Guaranty after 12:00 noon (New York City time) on a given Business Day or on any day that is not a Business Day shall be deemed to have been received by Financial Guaranty on the next succeeding
Business Day.

If any portion or all of any amount that is insured hereunder that was previously distributed to a holder of
Notes is recoverable and sought to be recovered from such Holder as a voidable preference by a trustee in bankruptcy pursuant to the U.S. Bankruptcy Code, pursuant to a final non-appealable order of a court exercising proper jurisdiction in an insolvency proceeding (a "Final Order") (such recovered amount, a "Preference Amount"),
Financial Guaranty will pay on the guarantee described in the first paragraph hereof, an amount equal to such
Preference Amount by 12:00 noon (New York City time) on the second Business Day following receipt by Financial
Guaranty on a Business Day of (w) a certified copy of the Final Order, (x) an opinion of counsel satisfactory to
Financial Guaranty that such order is final and not subject to appeal, (y) an assignment, in form reasonably satisfactory to Financial Guaranty, irrevocably assigning to Financial Guaranty all rights and claims of the
Indenture Trustee and/or such Holder of the Notes relating to or arising under such Preference Amount and constituting an appropriate instrument, in form satisfactory to Financial Guaranty, appointing Financial Guaranty as the agent of the Indenture Trustee and/or such Holder in respect of such Preference Amount, including without limitation in any legal proceeding relating to the Preference Amount, and (z) a Notice appropriately completed and executed by the Indenture Trustee or such Holder, as the case may be.  Such payment shall be made to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the
Indenture Trustee or Holder of the Notes directly (unless the Holder has previously paid such amount to such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in such Final Order in which case payment shall be made to the Indenture Trustee for distribution to the Holder upon delivery of proof of such payment reasonably satisfactory to Financial Guaranty).  Notwithstanding the foregoing, in no event shall
Financial Guaranty be (i) required to make any payment under this Policy in respect of any Preference Amount to the extent such Preference Amount is comprised of amounts previously paid by Financial Guaranty hereunder, or
(ii) obligated to make any payment in respect of any Preference Amount, which payment represents a payment of the principal amount of any Notes, prior to the time Financial Guaranty otherwise would have been required to make a payment in respect of such principal, in which case Financial Guaranty shall pay the balance of the Preference
Amount when such amount otherwise would have been required.

Any of the documents required under clauses (w) through (z) of the preceding paragraph that are received by
Financial Guaranty after 12:00 noon (New York City time) on a given Business Day or on any day that is not a
Business Day shall be deemed to have been received by Financial Guaranty on the next succeeding Business Day.  If any notice received by Financial Guaranty is not in proper form or is otherwise insufficient for the purpose of making a claim under this Policy with respect to a Deficiency Amount or a Preference Amount, as applicable, it will be deemed not to have been received by Financial Guaranty, and Financial Guaranty will promptly so advise the Indenture Trustee, and the Indenture Trustee may submit an amended Notice.  All payments made by Financial
Guaranty hereunder in respect of Preference Amounts will be made with Financial Guaranty's own funds.

Upon payment of any Insured Payment hereunder, Financial Guaranty shall be fully subrogated to the rights of the
Holders of the Notes to receive the amount so paid.  Financial Guaranty's obligations with respect to the Notes hereunder with respect to each Payment Date shall be discharged to the extent funds consisting of the related
Deficiency Amount are received by the Indenture Trustee on behalf of the Holders of the Notes for payment to such
Holders, as provided in the Indenture and herein, whether or not such funds are properly applied by the Indenture
Trustee.

This Policy is non-cancelable for any reason, including nonpayment of any premium.  The premium on this Policy is not refundable for any reason, including the payment of any Notes prior to their respective maturities.  This
Policy shall expire and terminate without any action on the part of Financial Guaranty or any other Person on the date that is the later of (i) the date that is one year and one day following the date on which the Notes shall have been paid in full and (ii) if any insolvency proceeding referenced in the third preceding paragraph with respect to which the Depositor is the debtor has been commenced on or prior to the date specified in clause (i)
above, the 30th day after the entry of a final, non-appealable order in resolution or settlement of such proceeding.

A monthly premium shall be due and payable in arrears as provided in the Indenture and the Insurance Agreement.

This Policy does not cover reductions in the Note Rate due to the Net WAC Rate, Relief Act Shortfalls, any
Interest Carry Forward Amounts, any amounts due under the yield maintenance agreement or Prepayment Interest
Shortfalls nor does this Policy guarantee to the Holders of the Notes any particular rate of principal payment.
In addition, this Policy does not cover shortfalls, if any, attributable to the liability of the Depositor, the
Indenture Trustee, the Issuing Entity, any Holder or the Trust Estate for withholding taxes, if any (including interest and penalties in respect of any liability for withholding taxes).  This Policy also does not cover the failure of the Indenture Trustee to make any payment required under the Indenture to the Holder of a Note.

To the fullest extent permitted by applicable law, Financial Guaranty hereby waives, solely for the benefit of
Holders of the Notes all defenses of any kind (including, without limitation, the defense of fraud in inducement or fact, any defense based on any duty claimed to arise from the doctrine of "utmost good faith" or any similar or related doctrine or any other circumstances that would have the effect of discharging a surety, guarantor or any other person in law or in equity) that Financial Guaranty otherwise might have asserted as a defense to its obligation to pay in full any amounts that have become due and payable in accordance with the terms and conditions of this Policy.  Nothing in this paragraph, however, shall be deemed to constitute a waiver of any rights, remedies, claims or counterclaims that Financial Guaranty may have with respect to the Issuing Entity or
GMACM, or any of their affiliates, whether acquired by subrogation, assignment or otherwise.

This Policy is subject to and shall be governed by the laws of the State of New York, without giving effect to the conflicts of laws principles thereof.  The proper venue for any action or proceeding on this Policy shall be the County of New York, State of New York.

THE INSURANCE PROVIDED BY THIS POLICY IS NOT COVERED BY THE NEW YORK PROPERTY/CASUALTY INSURANCE SECURITY FUND
(NEW YORK INSURANCE CODE, ARTICLE 76).

"Notice" means a written notice in the form of Exhibit A to this Policy by registered or certified mail or telephonic or telegraphic notice, subsequently confirmed by written notice delivered via telecopy, telex or hand delivery from the Indenture Trustee to Financial Guaranty specifying the information set forth therein.  "Holder"
means, as to a particular Note, the person, other than the Issuing Entity, the Servicer and the Depositor, who,
on the applicable Payment Date, is entitled under the terms of such Note to a distribution thereon.  "Indenture"
means the Indenture relating to the Notes by and between GMACM Home Loan Trust 2007-HE2, as Issuing Entity, and
The Bank of New York Trust Company, N.A., as Indenture Trustee, dated as of June 28, 2007.  "Insurance Agreement"
means the Insurance and Indemnity Agreement, among Financial Guaranty, GMAC Mortgage, LLC, Walnut Grove Mortgage
Loan Trust 2003-A, Residential Asset Mortgage Products, Inc., GMACM Home Loan Trust 2007-HE2, and the Indenture
Trustee, dated as of June 28, 2007.  "Servicing Agreement" means the Servicing Agreement relating to the Notes by and among GMAC Mortgage, LLC, as Servicer, GMACM Home Loan Trust 2007-HE2, as Issuing Entity, and the Indenture
Trustee, dated as of June 28, 2007.

In the event that payments under any Note are accelerated, nothing herein contained shall obligate Financial
Guaranty to make any payment of principal or interest on such Note on an accelerated basis, unless such acceleration of payment by Financial Guaranty is at the sole option of Financial Guaranty; it being understood that a payment shortfall in respect of the redemption of any Note by reason of the repurchase of the Trust Estate pursuant to the Servicing Agreement or the Indenture does not constitute acceleration for the purposes hereof.

IN WITNESS WHEREOF, Financial Guaranty has caused this Policy to be affixed with its corporate seal and to be signed by its duly authorized officer in facsimile to become effective and binding upon Financial Guaranty by virtue of the countersignature of its duly authorized representative.

President                                                              Authorized Representative

Effective Date:  June 28, 2007

                                                     EXHIBIT A

                                               NOTICE OF NONPAYMENT
                                          AND DEMAND FOR INSURED PAYMENT

To:               Financial Guaranty Insurance Company
                  125 Park Avenue
                  New York, New York 10017
                  (212) 312-3000
                  Attention:        Structured Finance Surveillance - GMACM 2007-HE2

                  Telephone: (212) 312-3000
                  Telecopier:  (212) 312-3220

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$1,240,884,000 in aggregate principal amount of GMACM Home Equity Loan-Backed Term Notes,
Series 2007-HE2, Class A-1, Class A-2, Class A-3, Class A-4, Class A5 and Class A-6 Notes
(collectively, the "Notes")
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Re:

                  Policy No.  07030046 (the "Policy")

Payment Date:     ___________________________

We refer to that certain Indenture, dated as of June 28, 2007, by and between GMACM Home Loan Trust 2007-HE2, as
Issuing Entity, and The Bank of New York Trust Company, N.A., as Indenture Trustee (the "Indenture"), relating to the above referenced Notes.  All capitalized terms not otherwise defined herein or in the Policy shall have the same respective meanings assigned to such terms in the Indenture.

(a)      The Indenture Trustee has determined under the Indenture that in respect of the Payment Date:

         (1)      The Deficiency Amount on the Notes in respect of the Payment Date that is due to be received on the Payment Date specified above under the Indenture, is equal to $_____________, consisting of

                  (A)      $ ___________ in respect of interest on the Notes, which is calculated as the amount by which:

                           (i)      $____________, constituting the aggregate amount of accrued interest on the
                                    Notes, excluding any Relief Act Shortfalls and Prepayment Interest Shortfalls,
                                    at the Note Rates, for the Payment Date; exceeds

                           (ii)     $___________, representing the amount on deposit in the Note Payment Account available for interest payments to the Notes on the Payment Date; plus

                  (B)      $_____________ in respect of principal of the Notes, which is calculated as the amount by which

                           (i)      The principal portion of any Liquidation Loss Amounts with respect to the
                                    Mortgage Loans for the Payment Date, which total $_________, exceeds

                           (ii)     $___________, representing the portion of such Liquidation Loss Amounts distributed to the Holders of the Notes for the Payment Date.

                            In addition, the Indenture Trustee confirms that with respect to any Payment Date on which a claim is made with respect to principal, the Overcollateralization Amount is less than or equal to zero, after taking into account any other payments to be made each given Payment Date.

         (2)      [The amount to be paid to the Holders of the Notes on the Final Payment Date after taking into account payments of principal from any sources other than the Policy, which occurs on _____________, is
         $____________.]

         (3)      The amounts available in the Note Payment Account to be distributed on such Payment Date on the
         Notes pursuant to the Indenture in payment of the items identified in items (1) and (2) above, as reduced by any portion thereof that has been deposited in the Note Payment Account but may not be withdrawn therefrom pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code), is $_______________.

         Please be advised that, accordingly, a Deficiency Amount exists for the Payment Date identified above for the Notes in the amount of $__________.  This Deficiency Amount constitutes an Insured Payment payable by
Financial Guaranty under the Policy.

[In addition, attached hereto is a copy of the Final Order in connection with a Preference Amount in the amount set forth therein, together with an assignment of rights and appointment of agent and other documents required by the Policy in respect of Preference Amounts.  The amount of the Preference Amount is $______________.  This
Preference Amount constitutes an Insured Payment payable by Financial Guaranty under the Policy.]

Accordingly, pursuant to the Indenture, this statement constitutes a notice for payment of an Insured Payment by
Financial Guaranty in the amount of $_______________ under the Policy.

(b)      No payment claimed hereunder is in excess of the amount payable under the Policy.

         The amount requested in this Notice should be paid to:  [Payment Instructions]

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and shall also be subject to a civil penalty not to exceed Five Thousand Dollars ($5,000.00) and the stated value of the claim for each such violation.

         IN WITNESS WHEREOF, the Indenture Trustee has executed and delivered this Notice of Nonpayment and
Demand for Payment of Insured Payments this _____ day of ______________________.

                                            ________________________________________,
                                            as Indenture Trustee

                                            By:      ___________________________________

                                            Title:   ___________________________________